Exhibit 10.2
COMPASS DIVERSIFIED TRUST OPTION PLAN
     1. Purpose. Compass Group Diversified Holdings LLC (the “Company”) and its Adopting Subsidiaries hereby establish the Compass Diversified Trust Option Plan (the “Plan”) for the purpose of assisting the Company and its Adopting Subsidiaries in attracting, retaining, and rewarding high-quality executives, employees, and other persons who provide services to the businesses held by the Company, by enabling these persons to acquire or increase a proprietary interest in Compass Diversified Trust (the “Trust”).
     2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:
     (a) “Adopting Subsidiary” means each Subsidiary that adopts this Plan pursuant to Section 3(a) hereof.
     (b) “Affiliate” means any company directly or indirectly controlled by, controlling, or under common control with another entity.
     (c) “Award” means an award of Options granted under the Plan.
     (d) “Beneficiary” means the person, persons, trust or trusts who or which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Trust to receive the benefits specified under the Plan upon such Participant’s death or to which Options are transferred if and to the extent permitted under Section 7(c) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.
     (e) “Board” means the Board of Directors of the Company.
     (f) “Change of Control” means any of the following:
               (i) An acquisition in one or more transactions (other than directly from the Trust) of any voting securities of the Trust by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, as amended (a “Person”)) immediately after which such Person has Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent or more of the combined voting power of the Trust’s then outstanding voting securities; provided, however, in determining whether a Change of Control has occurred, voting securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change of Control. A “Non-Control Acquisition” shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (I) the Trust or (II) an Affiliate of the Trust, (B) the Trust or its Affiliates, or (C) any Person in connection with a “Non-Control Transaction” (as hereinafter defined);
               (ii) The individuals who, as of the date hereof, are members of the Board

(the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board or, following a Merger (as defined below), the board of directors of the ultimate Parent Corporation (as defined below); provided, however, that if the election, or nomination for election by the Trust’s shareholders, of any new director was approved by a vote of at least a majority of the Incumbent Board (or, with respect to the directors who are not “interested persons” as defined in the Investment Company Act of 1940, as amended, by a majority of the directors who are not “interested persons” serving on the Incumbent Board), such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; or
               (iii) The consummation of:
                    (A) A merger, consolidation or reorganization involving the Trust (a “Merger”) or an Affiliate of the Trust, or to which securities of the Trust are issued, unless:
                         (I) the shareholders of the Trust, immediately before a Merger, own, directly or indirectly immediately following the Merger, more than fifty percent of the combined voting power of the outstanding voting securities of (1) the corporation resulting from the Merger (the “Surviving Corporation”) if fifty percent or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly, by another Person or group of Persons (a “Parent Corporation”), or (2) if there is one or more Parent Corporations, the ultimate Parent Corporation,
                         (II) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for a Merger constitute at least a majority of the members of the board of directors of (1) the Surviving Corporation or (2) the ultimate Parent Corporation, if the ultimate Parent Corporation, directly or indirectly, owns fifty percent or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation, and
                         (III) no Person other than (1) the Trust, (2) any Affiliate, (3) any employee benefit plan (or any trust forming a part thereof) maintained by the Trust, the Surviving Corporation, any Affiliate, or the ultimate Parent Corporation, or (4) any Person who, together with its affiliates, immediately prior to a Merger had Beneficial Ownership of fifty percent or more of the then outstanding voting securities, owns, together with its affiliates, Beneficial Ownership of fifty percent or more of the combined voting power of the then outstanding voting securities of (1) the Surviving Corporation or (2) the ultimate Parent Corporation.
Each transaction described in clauses (I) through (III) above shall herein be referred to as a “Non-Control Transaction.”
                    (B) A complete liquidation or dissolution of the Trust (other than where assets of the Trust are transferred to or remain with an Affiliate or Affiliates of the Trust).

               (C) The direct or indirect sale or other disposition of all or substantially all of the assets of the Trust to any Person (other than (1) a transfer to an Affiliate, (2) under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose, or (3) the distribution to the Trust’s shareholders of the stock of an Affiliate or any other assets).
               (iv) Any of the events described in clauses (i) through (iii) above, if the Company or the Adopting Subsidiary that employs the Participant is substituted for the Trust in such clauses.
     (g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.
     (h) “Committee” means not less than the majority of members of the Compensation Committee of the Board, each of whom shall be (i) a “disinterested director” within the meaning of Rule 16b-3 of the Exchange Act, as amended, unless administration of the Plan by disinterested directors is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an “outside director” as defined under Code section 162(m), unless the action taken under the Plan is not required to be taken by outside directors in order to qualify for tax deductibility under Code section 162(m).
     (i) “Eligible Employee” means each executive officer and other senior officers and key executive and management employees of the Company or any of the Company’s Adopting Subsidiaries.
     (j) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto.
     (k) “Fair Market Value” means the average of the high and low trading price of Trust Shares on the business day before the date the value is to be determined on the principal recognized securities exchange or recognized securities market on which such Trust Shares are reported, but if selling prices are not reported, fair market value shall be the mean between the high bid and low asked prices for such Trust Shares on the business day before the date the value is to be determined. In the absence of an established market for the Trust Shares, the fair market value thereof shall be determined in good faith by the Compensation Committee, but shall in any event be determined in a manner consistent with the requirements of Code section 409A and the regulations thereunder.
     (l) “Option” means a right, granted to a Participant under Section 6 hereof, to purchase Trust Shares from an Adopting Subsidiary at a specified price during specified time periods. Options under this Plan shall not be incentive stock options within the meaning of Code section 422.
     (m) “Participant” means an Eligible Employee who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Employee.

     (n) “Subsidiary” means any corporation or other legal entity of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company.
     (o) “Trust Shares” mean the shares of the Trust, and such other securities as may be substituted (or resubstituted) for Trust Shares pursuant to Section 7(d) hereof.
     3. Administration.
     (a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to interpret the provisions of the Plan; permit Subsidiaries of the Company to adopt this Plan; select Eligible Employees to become Participants; make Awards; determine the number and other terms and conditions of, and all other matters relating to, Awards; prescribe Award agreements (which need not be identical for each Participant); adopt, amend and rescind rules and regulations for the administration of the Plan; construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein; and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Except as otherwise determined by the Board, unless the context otherwise requires, all actions and determinations that the Plan allows the Board to take may be taken by the Committee in its stead.
     (b) Manner of Exercise of Committee Authority. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, the Trust, the Adopting Subsidiaries, Participants, Beneficiaries, transferees under Section 7(c) hereof or other persons claiming rights from or through a Participant, and shareholders. The Committee shall exercise its authority only by a majority vote of its members at a meeting or without a meeting by a writing signed by a majority of its members. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Trust or any Adopting Subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform administrative functions to the extent permitted under applicable law. The Committee may appoint agents to assist it in administering the Plan.
     4. Shares Subject to Plan.
     (a) Overall Number of Shares Available for Delivery. Subject to adjustment as provided in Section 7(d) hereof, the total number of shares of Trust Shares available for delivery in connection with Awards under the Plan shall be equal to 400,000, and the number of shares subject to Options granted to any individual Eligible Employee shall not exceed 400,000 in any year. Any Trust Shares delivered under the Plan shall consist of (i) shares purchased on a securities market and/or (ii) shares that are authorized and issued or unissued by the Trust. Subject to the adjustments provided in Section 7(d) hereof, no contraction of the number of Trust Shares outstanding will affect the validity or enforceability of any Awards then outstanding.
     (b) Application of Limitation to Grants of Awards. No Award may be granted if the number of Trust Shares to be delivered in connection with such Award exceeds the number of Trust Shares remaining available under the Plan minus the number of Trust Shares payable in settlement of or relating to then-outstanding Options. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting and make adjustments if the number of Trust Shares actually delivered differs from the number of shares previously counted in connection with an Option.
     (c) Availability of Shares Not Delivered under Awards. Trust Shares subject to an Award under the Plan which Award is canceled, expired, forfeited or otherwise terminated without a delivery of shares to the Participant or with the return to the Trust of shares previously delivered, including the number of shares surrendered in payment of any taxes relating to any Award, will again be available for Awards under the Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Eligible Employees who are not subject to such limitation.
     5. Eligibility. Awards may be granted under the Plan only to Eligible Employees.
     6. Terms of Options.
     (a) General. Options may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Option or the exercise thereof, at the date of grant, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Options in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Option. The Committee shall (subject to Section 7(g)) retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Option that is not mandatory under the Plan.
     (b) Option Grant. Unless the Committee determines otherwise, Options shall be issued by the Adopting Subsidiary employing the Participant receiving the grant. Participants shall exercise their Options with the relevant Adopting Subsidiary, and such Adopting Subsidiary shall receive the exercise price and deliver the Trust Shares to the Participant.
     (c) Specific Terms of Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:
               (1) Exercise Price. The exercise price per Trust Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than 100% of the Fair Market Value of Trust Shares on the date of grant of such Option.

               (2) Vesting. Each Participant shall acquire a nonforfeitable right to Options awarded to him in accordance with the provisions of the agreement evidencing the Award of the Options.
               (3) Time and Method of Exercise. The Committee shall determine, at the date of grant or thereafter, the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on completion of future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash or Trust Shares held for more than six months, and the methods by or forms in which Trust Shares will be delivered or deemed to be delivered to Participants. The specific circumstances under which a Participant may exercise an Option will be set forth in the agreement evidencing the award of the Option to the Participant.
               (4) Term of Options. The term of each Option shall be for such period as may be determined by the Committee, provided that in no event shall the term of any Option exceed a period of ten years.
     7. General Provisions.
     (a) Change of Control. Notwithstanding any provision of the Plan to the contrary, the Committee may provide in an Award agreement that, in the event of any Change of Control, any Option that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change of Control. The Committee may further provide that any outstanding Options shall remain exercisable and vested for the balance of the stated term of such Option without regard to any termination of employment by the Participant, or the Committee may alternatively provide that any outstanding Options are cancelled and provide for a payment of the aggregate spread in the cancelled Options.
     (b) Compliance with Legal and Other Requirements. The Trust may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Trust Shares or payment of other benefits under any Option until completion of such registration or qualification of such Trust Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Trust Shares or other securities of the Trust may in the future be listed or quoted, or compliance with any other obligation of the Trust, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Trust Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.
     (c) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the

Trust or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant. Options shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Options may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Option, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Option agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.
     (d) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Trust Shares, or other property), capital contribution, recapitalization, forward or reverse split, reorganization, merger, acquisition, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other corporate transaction or event affects the Trust Shares such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (1) the number and kind of Trust Shares which may be delivered in connection with Awards granted thereafter, (2) the number and kind of Trust Shares subject to or deliverable in respect of outstanding Options and (3) the exercise price, grant price or purchase price relating to any Option and/or make provision for payment of cash or other property in respect of any outstanding Option. In addition, the Committee is authorized to make such adjustments in the terms and conditions of, and the criteria included in, Awards as the Committee deems equitable in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Trust, the Company, any Subsidiary or any business unit, or the financial statements of the Trust, the Company, or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Trust, the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.
     (e) Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Trust or any Subsidiary outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the secretary or other appropriate officer of the Trust may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Trust.
     (f) Taxes. The Adopting Subsidiaries (and, if applicable, the Trust and the Company) are authorized to withhold from any payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Trust and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Trust Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations (not to exceed the minimum statutorily required tax withholding), either on a mandatory or elective basis in the discretion of the Committee.
     (g) Changes to the Plan and Awards. The Board, or the Committee acting pursuant to such authority as may be delegated to it by the Board, may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan, provided that, without the consent of an affected Participant, except as otherwise contemplated by the Plan or the terms of an Award agreement, no such Board action may materially and adversely affect the rights of a Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, provided that, without the consent of an affected Participant, no Committee action may materially and adversely affect the rights of such Participant under such Award except as otherwise contemplated by the Plan or the terms of an Award agreement.
     (h) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Employee or Participant the right to continue as an Eligible Employee or Participant or in the employ or service of an Adopting Subsidiary, the Company, or the Trust (ii) interfering in any way with the right of an Adopting Subsidiary, the Company, or the Trust to terminate any Eligible Employee’s or Participant’s employment or service at any time, (iii) giving an Eligible Employee or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Trust unless and until the Participant is duly issued or transferred Trust Shares in accordance with the terms of an Option.
     (i) Nonexclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other compensation and incentive arrangements for employees, agents and brokers of the Adopting Subsidiaries, the Company, and the Trust as it may deem desirable.

     (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with Delaware law, without giving effect to principles of conflicts of laws, and applicable federal law.
     (k) Plan Effective Date. The Plan is effective as of the date it is adopted by the Company’s Board of Directors and each of the Adopting Subsidiaries.